UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No.)

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material under §240.14a-12

Brighthouse Financial, Inc.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒	No fee required.

☐	Fee paid previously with preliminary materials

☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

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Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of
Stockholders to be Held on June 8, 2022 at 8:00 AM Eastern Time
You are receiving this communication because you hold shares in Brighthouse Financial, Inc. and have the right to vote on proposals being presented at the Annual Meeting.
This communication is not a votable ballot and is only an overview of the more complete proxy materials that are available to you on the
Internet. We encourage you to access and review all of the information contained in the proxy materials before voting. View the Notice of
Annual Meeting, Proxy Statement and Annual Report online OR receive a free paper or email copy of the material(s) by requesting them prior to May 25, 2022. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may
(1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy
For complete information and to vote, visit www.ProxyVote.com Control #
Smartphone users
Point your camera here and
vote without entering a
control number
Vote Virtually at the Annual Meeting*
To attend the virtual Annual Meeting, access a list of stockholders entitled to vote at the Annual Meeting, and cast your vote live, visit our Annual Meeting website at www.virtualshareholdermeeting.com/BHF2022. Have your 16-digit control number available and then follow the instructions. There will be no physical location at which stockholders may attend the meeting. Vote by Internet, Telephone, or Mail:
You may vote your Shares until 11:59 p.m., Eastern Time, on Tuesday, June 7, 2022, by
Internet at www.ProxyVote.com, or by Telephone by calling 1-800-690-6903, or by Mail by completing and returning the proxy card included with the printed materials to
Brighthouse Financial, Inc., c/o Broadridge Financial Solutions, Inc. prior to the Annual
Meeting.
*Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com
THIS IS NOT A VOTABLE BALLOT
This is an overview of the proposals being presented at the
upcoming Annual Meeting of Stockholders. Please follow the
instructions on the reverse side to vote your shares.
Voting Items
Election of nine (9) Directors to serve a one-year term ending at the 2023 Annual Meeting of Stockholders
Board Recommends
Nominees:
1a. Irene Chang Britt
1b. C. Edward (“Chuck”) Chaplin
1c. Stephen C. (“Steve”) Hooley
1d. Carol D. Juel
1e. Eileen A. Mallesch
1f. Diane E. Offereins
1g. Patrick J. (“Pat”) Shouvlin
1h. Eric T. Steigerwalt
1i. Paul M. Wetzel
2. Ratification of the appointment of Deloitte & Touche LLP as Brighthouse’s independent registered public accounting firm for fiscal year 2022
3. Advisory vote to approve the compensation paid to Brighthouse’s Named Executive Officers
NOTE: Any such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.
For
Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Sign up for E-delivery”.
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